UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
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ALLIANZ FUNDS MULTI-STRATEGY TRUST
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ALLIANZ FUNDS MULTI-STRATEGY TRUST
On behalf of its series Allianz AGIC International Growth Opportunities Fund
1633 Broadway
New York, New York 10019

For proxy information, please call (800) 591-6310
For account information, please call:
(800) 988-8380 (Retail classes: A, C, D & R)
(800) 498-5413 (Institutional classes: Administrative, Institutional and P)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
July 11, 2012

To the Shareholders of Allianz AGIC International Growth Opportunities Fund (the “Fund”), a series of Allianz Funds Multi-Strategy Trust (the “Trust”):

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of the Fund will be held at the offices of Allianz Global Investors Fund Management LLC, the Fund’s investment adviser (“AGIFM” or the “Manager”), 1633 Broadway (between West 50th and West 51st Streets), 42nd Floor, New York, New York 10019 on Wednesday, July 11, 2012 at [9:30 a.m.], Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May [9], 2012:

1. To approve RCM Capital Management LLC (“RCM”) as the new sub-adviser to the Fund and approve the terms of a sub-advisory agreement relating to the Fund between AGIFM and RCM;

2. To approve Allianz Global Investors Europe GmbH (“AGI Europe”) as the new portfolio manager of the Fund and approve the terms of a portfolio management agreement relating to the Fund between RCM and AGI Europe; and

3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Fund has fixed the close of business on [May 1, 2012] as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By order of the Board of Trustees,

Thomas J. Fuccillo
Secretary

New York, New York
May [9], 2012

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Special Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Special Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States, or vote by telephone or through the Internet by following the instructions on the enclosed proxy card. Please mark and mail your proxy or proxies, or vote by telephone or through the Internet, promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Special Meeting to be held as scheduled.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway
New York, New York 10019

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 11, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of Allianz AGIC International Growth Opportunities Fund (the “Fund”), a series of Allianz Funds Multi-Strategy Trust (the “Trust”) of proxies to be voted at a Special Meeting of Shareholders of the Fund and any adjournment or postponement thereof (the “Special Meeting”). The purpose of the Special Meeting, as described below, is to vote on the approval of RCM Capital Management LLC (“RCM”) as the new sub-adviser to the Fund and approve the terms of a sub-advisory agreement relating to the Fund between Allianz Global Investors Fund Management LLC and RCM and to vote on the approval of Allianz Global Investors Europe GmbH (“AGI Europe”) as the new portfolio manager to the Fund and approve the terms of a portfolio management agreement relating to the Fund between RCM and AGI Europe. The Special Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), 1633 Broadway (between West 50th and West 51st Streets), 42nd Floor, New York, New York 10019, on Wednesday, July 11, 2012 at [9:30 a.m.], Eastern Time. The Notice of the Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to shareholders on or about May [9], 2012.

The Board has fixed the close of business on May 1, 2012 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting, and any postponement or adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each full share and an approximate fraction of a vote for each fractional share held, with no cumulative voting rights, on each matter to which they are entitled to vote and that is to be voted on by shareholders of the Fund. The Fund offers seven classes of shares: Class A, Class C, Class R, Class D, Class P, Administrative Class and Institutional Class shares. The following provides the number of shares of each class of the Fund issued and outstanding, as of the close of business on the Record Date: [     ]. The classes listed above are the only classes of shares currently authorized by the Fund.

SUMMARY OF THE PROPOSALS

As summarized below, the shareholders of the Fund have the right to vote on:

1. To approve RCM Capital Management LLC (“RCM”) as the new sub-adviser to the Fund and approve the terms of a sub-advisory agreement relating to the Fund between AGIFM and RCM;

2. To approve Allianz Global Investors Europe GmbH (“AGI Europe”) as the new portfolio manager of the Fund and approve the terms of a portfolio management agreement relating to the Fund between RCM and AGI Europe; and

3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Because of the interrelation between RCM and AGI Europe, Proposals 1 and 2 are contingent upon each other and must both be approved in order for either to take effect. You may vote in person by attending the Special Meeting, by mailing the enclosed proxy card, or by telephone or through the Internet pursuant to the instructions on the enclosed proxy card. If you vote by mailing the enclosed proxy card, shares presented by duly executed and timely delivered proxies will be voted as instructed on the proxy card. If you mail the enclosed proxy card and no choice is indicated for the Proposals listed in the attached Notice, your proxy will be voted FOR the Proposals. If you execute and mail the enclosed proxy card, that vote may nevertheless be revoked at any time prior to its use by one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and delivering a later-dated proxy, (iii) by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or (iv) by attending the Special Meeting, requesting return of any previously delivered proxy, and voting in person. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely attending the Special Meeting without voting will not revoke a valid proxy.

The Board of the Fund knows of no business other than the Proposals set forth herein to be considered at the Special Meeting. If any other business is properly presented before the Special Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Fund are located at 1633 Broadway, New York, New York 10019.

PROPOSALS 1 AND 2: APPROVAL OF THE PROPOSED
NEW SUB-ADVISORY AGREEMENTS

AGIFM serves as the investment manager of the Fund, pursuant to an Amended and Restated Investment Management Agreement between AGIFM and the Trust dated as of September 1, 2011 (the “Investment Management Agreement”). AGIFM

currently retains an affiliated sub-adviser, Allianz Global Investors Capital LLC (“AGI Capital”) to manage the Fund’s portfolio pursuant to a Sub-Advisory Agreement between AGIFM and AGI Capital dated as of July 8, 2008.

The Board has approved, and recommends that shareholders of the Fund approve, an affiliated sub-adviser, RCM Capital Management LLC (“RCM”) to be the Fund’s new sub-adviser and the addition of the Fund to the Sub-Advisory Agreement between AGIFM and RCM, dated as of March 28, 2008 (the “RCM Sub-Advisory Agreement”) (Proposal 1); and the further delegation of the Fund’s day-to-day portfolio management to an affiliated sub-adviser, Allianz Global Investors Europe GmbH (“AGI Europe” and together with “RCM”, the “New Sub-Advisers”) pursuant to a Portfolio Management Agreement between RCM and AGI Europe dated as of March 28, 2008 (the “AGI Europe Portfolio Management Agreement”) (Proposal 2). Copies of the RCM Sub-Advisory Agreement and the AGI Europe Portfolio Management Agreement are attached hereto as Exhibit A. The proposed restructuring of the Fund’s sub-advisory arrangements would (1) replace AGI Capital with RCM as the Fund’s sub-adviser, and (2) designate AGI Europe as the Fund’s portfolio manager.

If the sub-adviser changes are approved, the Board has also approved a new fund name and revised investment policy consistent with Rule 35d-1 under the Investment Company Act of 1940, which governs fund names that are suggestive of a particular type of investment. The Fund’s new name would be “Allianz RCM International Small-Cap Fund” and, accordingly, the Fund would adopt a new non-fundamental policy to invest at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. As currently contemplated, for purposes of this 80% policy, the Fund would consider smaller market capitalization companies to be companies with market capitalizations of below $5 billion. In addition, if the Proposals are approved by shareholders, the Fund’s benchmark will change from the S&P Developed ex-US Small Cap Growth Index to the MSCI World ex-USA Small Cap Index (net of withheld fees).

A general description of the Fund’s current sub-advisory agreement with AGI Capital (the “Current Sub-Advisory Agreement”) and the proposed RCM Sub-Advisory Agreement and AGI Europe Portfolio Management Agreement, including a comparison of such agreements, is provided below. Together, the RCM Sub-Advisory Agreement and AGI Europe Portfolio Management Agreement are referred to as the “New Sub-Advisory Agreements”. The description of the New Sub-Advisory Agreements is qualified in its entirety by reference to the text of the agreements in Exhibit A.

Description of the Current Sub-Advisory Agreement

The Current Sub-Advisory Agreement was last approved by the Board at a contract review meeting held on April 3, 2012 and was last approved by shareholders by the Fund’s then-sole shareholder on April 9, 2010 in connection with the organization of the Fund.

Services.  Under the Current Sub-Advisory Agreement, AGI Capital is obligated, subject always to the direction and oversight of the Trustees of the Fund and AGIFM, to furnish continuously an investment program with respect to the Fund’s portfolio, to make all related investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and other investments for the portfolio.

Compensation.  As compensation for AGI Capital’s services rendered under the Current Sub-Advisory Agreement, and for the expenses borne by AGI Capital, AGIFM (and not the Fund) pays to AGI Capital a sub-advisory fee, computed and paid monthly, at the annual rate of 0.65% of the Fund’s average daily net assets. The aggregate fee paid to AGI Capital under the Current Sub-Advisory Agreement for the fiscal year ended November 30, 2011 was $924,973.

Termination.  The Current Sub-Advisory Agreement provides that it shall remain in full force and effect as to the Fund, unless terminated, for an initial two-year period and subject thereafter to annual approval in accordance with the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (“1940 Act”) (i.e., approval by the Board of Trustees, or a majority of the Fund’s outstanding shares of the Fund and, in either event, by vote cast in person by a majority of the Trustees of the Fund who are not interested persons of the Fund or of AGIFM or of the sub-adviser). The Current Sub-Advisory Agreement can also be terminated without penalty at any time: (i) by the Fund (either by vote of a majority of the Trustees or by the affirmative vote of a majority of the outstanding shares of the Fund) by written notice to AGIFM and the sub-adviser, (ii) by AGIFM by not less than 60 days’ written notice to the sub-adviser and (iii) by the sub-adviser by not less than 60 days’ notice to AGIFM.

Amendment.  The Current Sub-Advisory Agreement may not be amended in any material respect unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of AGIFM or of the sub-adviser.

Liability.  The Current Sub-Advisory Agreement provides that the sub-adviser, including its officers, directors and members, shall not be subject to any liability to AGIFM, the Fund, or to any shareholder, officer, director, partner or Trustee thereof, in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Description of the Proposed New Sub-Advisory Agreements

The terms of the RCM Sub-Advisory Agreement and AGI Europe Portfolio Management Agreement are substantially the same as the Current Sub-Advisory Agreement, except for the following significant changes:

Services.  Under the RCM Sub-Advisory Agreement, RCM would be obligated, subject always to the direction and oversight of the Trustees of the Fund and

AGIFM, to furnish continuously an investment program for the Fund’s portfolio. Under the AGI Europe Portfolio Management Agreement, AGI Europe would be obligated, subject always to the direction and oversight of the Trustees of the Fund and RCM to make all related investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments for the Fund’s portfolio.

Fees.  As compensation for RCM’s services to be rendered under the RCM Sub-Advisory Agreement, and for the expenses to be borne by RCM, AGIFM (and not the Fund) would pay to RCM a sub-advisory fee, computed and paid monthly, at the annual rate of 0.65% of the Fund’s average daily net assets. This proposed sub-advisory fee rate is identical to the annual sub-advisory fee rate presently paid by AGIFM (and not the Fund) to AGI Capital under the Current Sub-Advisory Agreement. The proposed portfolio management fee under the AGI Europe Portfolio Management Agreement is 0.53% of the Fund’s average daily net assets and would be paid to AGI Europe by RCM, and not the Fund, out of its sub-advisory fee. Hence, under the new sub-advisory arrangements the aggregate sub-advisory and portfolio management fees paid by AGIFM would not change from the sub-advisory fee rate it currently pays to AGIC. The advisory fee that the Fund pays to AGIFM under the Investment Management Agreement will not change. Thus, the Fund’s expenses for investment management services will not change as a result of the Proposals.

Effective Date.  If both the RCM Sub-Advisory Agreement and the AGI Europe Portfolio Management Agreement are approved by shareholders, they would take effect as soon as practicable after the Special Meeting. The Current Sub-Advisory Agreement with AGI Capital will be terminated in accordance with its terms, to take effect immediately prior to the effectiveness of the new sub-advisory and portfolio management agreements with RCM and AGI Europe, respectively.

Reasons for the Proposed Restructuring of the Fund’s Sub-Advisory Arrangements

At the recommendation of AGIFM, the Board has approved changes to the Fund’s current sub-advisory arrangements because AGI Capital intends to discontinue managing assets within the underlying strategy employed by the Fund. AGIFM believes that the Fund may benefit from RCM’s and AGI Europe’s international small cap growth capability with investment professionals selecting securities from regional offices across the globe. If shareholders approve the proposed RCM Sub-Advisory Agreement and AGI Europe Portfolio Management Agreement, the New Sub-Advisers will use an “international growth” style of investing in managing the Fund. The investment strategies the New Sub-Advisers will employ in selecting investments for the Fund will differ from the methodology AGI Capital currently employs for the Fund.

The AGI Capital portfolio managers currently select stocks for the Fund using a style that Morningstar assigns to the Foreign Small/Mid Growth style. To achieve its objective the Fund normally invests primarily in equity securities of companies with smaller market capitalizations and with above-average earnings growth that, in the opinion of the portfolio managers, are positioned in strong growth areas, offer sustainable advantages through positive issuer-specific developments and provide timely investment opportunities that are not yet fully reflected in market prices. The Fund normally invests at least 75% of its net assets in common stock. The Fund ordinarily allocates its investments among a number of different countries, ordinarily in more than ten countries outside of the U.S., and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its non-U.S. investments in developed countries, but may also invest in emerging market securities. The Fund currently considers companies with smaller market capitalizations to be those with market capitalizations below $5 billion, though the Fund may invest in companies of any size. The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide and ordinarily look for several of the following characteristics: above-average earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and other successful general operating characteristics.

In managing the Fund, the AGI Europe portfolio managers will use an investing style that will be assigned to the Foreign Small/Mid Growth style by Morningstar, which is the same style currently assigned to a global small-cap fund managed by RCM. The Fund would adopt a new non-fundamental policy to invest at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. As the portfolio manager to the Fund, AGI Europe will normally invest the Fund’s assets in companies organized or headquartered in at least eight different countries (one of which may be the United States). The Fund would be permitted to invest up to 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Regional portfolio managers in Europe, Japan and Asia will collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The portfolio managers will develop forecasts of economic growth, inflation and interest rates that will be used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. The portfolio managers will ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund would be permitted to invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time.

Costs and Tax Implications Associated with Sub-Adviser Changes

The solicitation will be primarily by mail and the cost of soliciting proxies, including legal fees as well as related out-of-pocket expenses, for the Fund will be borne by AGIFM. Certain officers of the Fund and certain officers and employees of AGIFM or its affiliates (none of whom will receive additional compensation therefor) or agents of AGIFM or the Fund may solicit proxies by telephone, mail, e-mail and personal interviews. The Board has approved hiring AST Fund Solutions, LLC (“AST Solutions”) to aid in the solicitation of instructions for registered and nominee accounts. The anticipated expenses of AST Solutions are expected to be between approximately [ $      and $ ,] and will be borne by AGIFM.

In order to restructure the Fund’s portfolio to comport with its proposed new investment strategies and RCM’s management approach, it is expected that a significant portion of the securities currently held in the Fund’s portfolio will be sold and new securities purchased in connection with the sub-adviser change. The brokerage and other transaction costs of the restructuring be borne by the Fund. Holdings data as of February 29, 2012 indicates that the International portion of the RCM Global Small Cap portfolio holds approximately 80 securities and that the AGI Capital portfolio holds 62 securities. There are a total of eight securities that the two portfolios held in common. The holdings accounted for approximately 9% of the International portion of the RCM portfolio and 14.3% of the AGI Capital portfolio. Total estimated explicit trading costs of such restructuring are 8.7 bps, or $235,000, based on $270 million traded; estimated implicit costs of such restructuring are midpoint 40 bps, or $1,080,000, based on $270 million traded.

The change in the sub-adviser to the Fund itself is not expected to constitute a taxable transaction, but related dispositions of Fund assets arising from the change will be taxable, and could result in taxable distributions to shareholders to the extent of any net realized gains from such dispositions after taking into account available capital loss carryforwards. If the sale of such assets causes the Fund to realize any net short-term and/or long-term capital gains, such gains, as increased by any other current-year capital gains and as decreased by any other current-year capital losses, and as reduced by any capital loss carryforwards as of the close of the Fund’s last taxable year, must be distributed to shareholders in a timely manner to avoid any fund-level income or excise tax. Any such distribution will be taxable to applicable shareholders and may accelerate their tax liability. If the restructuring had occurred on March 29, 2012, no such distribution would have been required.

Trustees’ Considerations Related to the Proposed Portfolio Management Agreement

The 1940 Act requires that both the full Board of Trustees and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the proposed RCM Sub-Advisory Agreement and AGI Europe Portfolio Management Agreement.

The Board met in person on April 3, 2012 (the “Contract Review Meeting”) for the specific purpose of considering whether to approve the New Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting. In connection with their deliberations regarding the approval of the New Sub-Advisory Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the New Sub-Advisory Agreements should be approved for an initial two-year term, subject to shareholder approval.

The Board’s decision to restructure the Fund’s sub-advisory arrangements and designate RCM as the Fund’s sub-adviser and AGI Europe as the Fund’s portfolio manager pursuant to each of the New Sub-Advisory Agreements, as applicable, followed previous discussions about the Fund and its current sub-adviser, AGI Capital. At the Contract Review Meeting, the Board conducted further discussions with management regarding reassigning responsibility for the Fund’s portfolio management to RCM and AGI Europe. In evaluating this proposal, the Board considered that RCM sub-advises other funds that are overseen by the Board and managed by AGIFM (the “Other RCM Funds”), including funds employing international or global strategies and investing in companies within the capitalization range of the proposed new strategy for the Fund, and that the Board had regularly reviewed the services provided by RCM to those funds. At the Contract Review Meeting, AGIFM, RCM and AGI Europe provided the Board with materials regarding services provided by the New Sub-Advisers and the performance of Other RCM Funds, as well as information about other similar funds and accounts managed by RCM and AGI Europe. The Board took into account the New Sub-Advisers’ strong reputations. The Board placed emphasis on RCM’s performance record in sub-advising the Other RCM Funds.

In connection with the approval of the New Sub-Advisory Agreements, the Board relied upon materials previously provided by AGIFM, RCM and AGI Europe which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information on the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of RCM, (iv) descriptions of various functions performed and to be performed by RCM and AGI Europe for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of RCM and AGI Europe, including information regarding portfolio managers and other personnel to provide investment management services to the Fund. Each RCM investment strategy is supported by a team of investment professionals. The proposed portfolio managers for the Fund are Andrew Neville, who will be the Fund’s lead portfolio manager, Dennis Lai and Koji Nakatsuka.

During the Contract Review Meeting and the Board’s annual review of sub-advisory arrangements for the Fund and the Other RCM Funds and funds managed by AGI Europe, the Board examined RCM’s and AGI Europe’s abilities to provide high quality investment management and other services to the Fund. The Board considered the New Sub-Advisers’ investment philosophy and research and decision-making processes; the experience of key advisory personnel who would be responsible for portfolio management of the Fund in the future; the ability to attract and retain capable personnel; the capability and integrity of the senior management and staff at RCM and AGI Europe; and the level of skill required to manage the Fund. In addition, the Board reviewed the quality of RCM’s and AGI Europe’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; and conditions that might affect their ability to provide high quality services to the Fund in the future under the New Sub-Advisory Agreements, including the New Sub-Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Board concluded that RCM’s and AGI Europe’s investment process, research capabilities and philosophy were well suited to the Fund, and that the New Sub-Advisers would be able to meet any reasonably foreseeable obligations under the New Sub-Advisory Agreements. The Trustees took into account that approval of the two New Sub-Advisory Agreements are contingent on one another.

In reviewing the information provided by Lipper on the investment performance of the Fund and of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper, the Board noted that the Fund’s performance ranked in the fourth quintile and thus underperformed the median for its peer group for the one-year period ended November 30, 2011. The Board further considered that the Fund performed in the second quintile for the three-, five-, and ten-year periods as compared to its peer group’s returns.

In assessing the reasonableness of the fee to be paid to RCM under the RCM Sub-Advisory Agreement, the Board noted that the fee to be paid by AGIFM to RCM would be identical to the fee currently paid by AGIFM to AGI Capital under the Current Sub-Advisory Agreement with respect to the Fund, and that the management fee paid by the Fund to AGIFM would remain unchanged. In addition, the portfolio management fee that would be paid to AGI Europe would be paid by RCM out of its sub-advisory fee. The Board noted that the fee to be paid to RCM under the RCM Sub-Advisory Agreement is comparable to the fees paid to RCM to sub-advise Other RCM Funds (excluding any applicable fee waivers). The Board also noted that the management fees for the Fund were comparable to the fees paid by similar open-end funds advised by AGIFM and RCM, and the gross and net expenses are the lowest in the Fund’s peer group. The Board further noted its consideration of information relating to separate accounts with a similar investment strategy to the Fund and to the RCM international small cap investment strategy.

Based on the profitability analysis provided by AGIFM, the Board also considered the estimate of the profitability of AGIFM from its relationship with the Fund and determined that such profitability was not excessive in light of the nature, scope and quality of services provided to the Fund.

The Board also considered possible conflicts of interest associated with the provision of investment advisory services by the New Sub-Advisers to other clients. The Trustees considered the procedures of the New Sub-Advisers designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the New Sub-Advisers’ record in these matters. Additionally, the Board considered so-called “fall-out benefits” to RCM and AGI Europe, such as reputational value derived from serving as a sub-adviser to the Fund.

After reviewing these and other related factors, the Board concluded, within the context of their overall conclusions regarding the New Sub-Advisory Agreements, that the fees payable under the RCM Sub-Advisory Agreement and the AGI Europe Portfolio Management Agreement represent reasonable compensation in light of the nature and quality of the services to be provided by RCM and AGI Europe on behalf of the Fund and that the approval of the New Sub-Advisory Agreements would be in the best interests of the Fund and its shareholders. The Board’s conclusions as to the approval of the New Sub-Advisory Agreements were based on a comprehensive consideration of all information provided to the Board and not the result of any single factor. Some of the factors that figured particularly in the Board’s deliberations are described above, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Based on its evaluation, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Sub-Advisory Agreements and to submit Proposals 1 and 2 for shareholder approval.

Information about RCM

RCM is located at 555 Mission Street, Suite 1700, San Francisco, California 94105. RCM is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) and provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM is part of Allianz Global Investors (AGI), a global investment organization consisting of separate affiliated entities, owned by Allianz SE, which are located in key financial centers, including San Francisco, London, Frankfurt, Hong Kong, Sydney and Tokyo. As of March 31, 2012, these affiliated entities collectively advised or managed approximately [$138.2] billion, including approximately $24 billion managed by RCM in San Francisco. RCM is a Delaware limited liability company and is registered as an investment adviser with the SEC. RCM is an indirect wholly-owned subsidiary of Allianz SE, and is a subsidiary of Allianz Asset Management Aktiengesellschaft. The address of Allianz SE is Koeniginstrasse 28, D-80802, Munich, Germany.

The key executives at RCM are listed below. The business address for each principal executive officer and director listed below is 555 Mission Street, Suite 1700, San Francisco, CA 94105.

Udo Frank, Chairman
Scott T. Migliori, Chief Investment Officer
Christian Pachtner, Head of Client Services and International Business Development
Joe Rodela, Head of Equity Trading
David Owen, Chief Legal Officer
Paul Koo, Chief Compliance Officer

Information about AGI Europe

Allianz Global Investors Europe GmbH is a limited liability company incorporated under the laws of the Federal Republic of Germany. AGI Europe is licensed in the Federal Republic of Germany as a provider of financial services (Finanzdienstleistungsinstitut); for the conduct of its business activities, AGI Europe is subject to the supervision of the German Bundesanstalt für Finanzdienstleistungsaufsicht (BaFin).

AGI Europe is wholly owned by Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz SE. AGI Europe is located at Mainzer Landstrasse 11-13, Frankfurt Am Main, Germany, although it also has portfolio managers, analysts, compliance and other personnel under its supervision based in London, England. As of March 31, 2011, AGI Europe managed approximately [$60.3] billion.

AGI Europe is also registered as an investment adviser under the Advisers Act of 1940.

The key executives at AGI Europe are listed below. The business address for each principal executive officer and director listed below is Mainzer Landstrasse 11-13, Frankfurt-am-Main, Germany

Neil Dwane, Chief Investment Officer
Gunnar Miller, Co-Director of Research (Europe)
Christoph Mast, Global Head of Trading
Christoph, Weikl, Chief Compliance Officer

Certain Trustees and Officers of the Fund.  The following table lists the names of each Trustee and officer of the Fund who is also an officer, employee, director, general partner or shareholder of AGIFM. No Trustee or officer of the Fund is also an officer, employee, director, general partner or shareholder of RCM or AGI Europe.

Name	Position with Fund	Position with AGIFM

John C. Maney	Trustee	Management Board, Managing Director and Chief Executive Officer, AGIFM
Brian S. Shlissel	President and Chief Executive Officer	Managing Director, AGIFM
Thomas J. Fuccillo	Vice President, Secretary and Chief Legal Officer	Executive Vice President, Chief Legal Officer and Secretary, AGIFM
Lawrence G. Altadonna	Treasurer, Principal Financial and Accounting Officer	Senior Vice President and Director of Fund Administration, AGIFM
Richard J. Cochran	Assistant Treasurer	Vice President, AGIFM
Orhan Dzemaili	Assistant Treasurer	Vice President, AGIFM
Scott Whisten	Assistant Treasurer	Senior Vice President, AGIFM

Other Funds Managed by RCM.  The following table identifies other funds with similar investment objectives for which RCM serves as investment adviser, the total assets of each such fund, and the rate of RCM’s compensation for serving as investment adviser to each such fund:

		Sub-Advisory	Current Fee
Other Similar Funds	Total Assets	Fee	Waiver	Net Sub-Advisory Fee Paid to RCM

RCM Global Small Cap Fund	$83.3 million as of March 31, 2012	0.80%	None	$660,465 for the year ended June 30, 2011

(1)	Under the sub-advisory agreement between AGIFM and RCM relating to RCM Global Small-Cap Fund, AGIFM (and not the fund) pays RCM an annual fee payable on a monthly basis at the annual rate of 0.80% of the fund’s average daily total net assets.

Brokerage and Research Services.  The Fund did not pay any commissions to an affiliated broker during the most recently completed fiscal year.

Required Vote.  Approval of RCM as the new sub-adviser to the Fund and AGI Europe as the Fund’s portfolio manager pursuant to the New Sub-Advisory Agreements requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy, if more than 50% of the outstanding shares of the Fund are present or represented by proxy.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1 AND PROPOSAL 2.

ADDITIONAL INFORMATION

Executive and Other Officers of the Fund.  The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are chosen and qualified or until their earlier death, resignation, removal or disqualification. Officers and employees of the Fund who are principals, officers, members or employees of AGIFM or NACM are not compensated by the Fund.

Term of Office
Name, Address*	Position(s) Held	and Length of	Principal Occupation(s)
and Date of Birth	with Fund	Time Served	During the Past 5 Years

Brian S. Shlissel 11/14/1964	President and Chief Executive Officer	Since 1/2011	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.
Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since 3/2008	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Asset Management of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Term of Office
Name, Address*	Position(s) Held	and Length of	Principal Occupation(s)
and Date of Birth	with Fund	Time Served	During the Past 5 Years

Lawrence G. Altadonna 03/10/1966	Treasurer, Principal Financial and Accounting Officer	Since 1/2011	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.
Youse Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since 3/2008	Senior Vice President, Chief Compliance Officer, Allianz Asset Management of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.
Richard H. Kirk 04/06/1961	Assistant Secretary	Since 3/2008	Senior Vice President, Allianz Asset Management of America L.P.; Senior Vice President and Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 53 funds in the Fund Complex.
Lagan Srivastava 09/20/1977	Assistant Secretary	Since 3/2008	Vice President of Allianz Asset Management of America L.P.: Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.
Scott Whisten 03/13/1971	Assistant Treasurer	Since 3/2008	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Term of Office
Name, Address*	Position(s) Held	and Length of	Principal Occupation(s)
and Date of Birth	with Fund	Time Served	During the Past 5 Years

Richard J. Cochran 01/23/1961	Assistant Treasurer	Since 5/2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).
Orhan Dzemaili 04/18/1974	Assistant Treasurer	Since 1/2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.

*	Unless otherwise stated, the principal business address of each officer listed is 1633 Broadway, New York, NY 10019.

Investment Manager and Sub-Advisers.  AGIFM, located at 1633 Broadway, New York, New York 10019, serves as the investment manager of the Fund. The Manager currently retains its affiliate, AGI Capital, as sub-adviser to manage the Fund’s investments. AGI Capital is located at 1633 Broadway, New York, New York 10019 and 600 W. Broadway, 30th Floor, San Diego, California 92101. The Manager and the Sub-Adviser are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

Principal Underwriter.  Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Fund’s shares pursuant to a distribution contract with the Fund. The Distributor is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission.

Securities Ownership.  As of March 31, 2012, the Trustees and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of the Fund’s outstanding Shares.

To the knowledge of the Fund, as of March 31, 2012, the following persons beneficially owned the number of Shares noted below, representing the indicated percentage of the Fund’s outstanding Shares as of such date. To the knowledge of the

Fund, no other person beneficially owned more than five percent (5%) of the outstanding Shares of the Fund.

		Percentage of the Fund’s
Name and Address	Total Number of Shares	Outstanding Shares as of
of Shareholder	Beneficially Owned	March 31, 2012

Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355-2331	30,726.8720	98.84% of Administrative Class
Plymouth County Retirement Ass. 10 Cordage Park Cir Ste 234 Plymouth, MA 02360-7907	802,356.7800	28.48% of Institutional Class
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of our Customers Attn:
Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104-4151	657,784.6010	23.35% of Institutional Class
NFS for Exclusive Benefit of our Customer 200 Liberty St. One World Financial Center New York, NY 10281-1003	415,339.1870	14.74% of Institutional Class
Allianz Funds Mulit-Strategy Trust on behalf of Allianz Global Inv. Sol Global Allocation Fund AGI Solutions Attn: Stephen Sexauer 600 W. Broadway San Diego, CA 92101-3311	170,022.0450	6.04% of Institutional Class
Attn: NPIO Trade Desk DCGT Trustee & or Custodian FBO Principal Financial Group Qualified FIA Omnibus 711 High St. Des Moines, IA 50392-0001	68,167.7560	44.96% of Class A
MLPF&S for the Sole Benefit of its Customers Attn: Fund Adm./#97M 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	57,454.3760	37.89% of Class A
Attn: NPIO Trade Desk DCGT Trustee & or Custodian FBO Principal Financial Group Qualified FIA Omnibus 711 High St, Des Moines, IA 50392-0001	5,694.7320	32.56% of Class C
Pershing LLC PO BOX 2052 Jersey City, NJ 07303-2052	1,407.3980	8.05% of Class C
Crowell Weedon & Co. FBO 800184011 624 S. Grand Avenue, Suite 2510 Los Angeles, CA 90017-3329	1,142.5260	6.53% of Class C
Crowell Weedon & Co, A/C 3250-8159 Daniel J Gerstner & One Wilshire Building 624 South Grand Avenue Los Angeles, CA 90017-3362	1,077.0830	6.16% of Class C
Citigroup Global Markets, Inc. Attn. Cindy Tempesta 7th FL 333 West 34th St. New York, NY 10001-2417	972.4410	5.56% of Class C
First Clearing LLC A/C 4035-8256 2801 Market St. Saint Louis, MO 63103-2523	941.9550	5.39% of Class C
Ameritrade Inc. FEBO Our Client PO BOX 2226 Omaha, NE 68103-2226	46,352.0710	93.14% of Class D

		Percentage of the Fund’s
Name and Address	Total Number of Shares	Outstanding Shares as of
of Shareholder	Beneficially Owned	March 31, 2012

Charles Schwab & Co, Inc. Special Custody Account for the Exclusive Benefit of our Customers Attn:
Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104-4151	430,671.3510	42.83% of Class P
National Financial Services for Exclusive Benefit of our Customer One World Financial Center 200 Liberty St. New York, NY 10281-1003	222,459.4570	22.12% of Class P
Elizabeth C. Considine TR Terry Considine Carbondale Corp. Ret Trust 4582 S Ulster St. Ste 1100 Denver, CO 80237-2662	72,506.7660	7.21% of Class P
Taynik & Co. C/O Investors Bank & Trust 200 Clarendon St. FCG 124 Boston, 02116-5097	60,626.2570	6.03% of Class P
Allianz Global Investors Attn: Vinh Nguyen 680 Newport Center Dr Ste 250 Newport Beach, CA 92660-4046	358.9260	100% of Class R

As of March 31, 2012, none of the Independent Trustees owned, beneficially or otherwise, securities of AGIFM or any entity controlling, controlled by or under common control with AGIFM (not including registered investment companies).

Other Business.  As of the date of this Proxy Statement, the Fund’s officers and AGIFM know of no business to be considered at the Special Meeting other than as set forth in the Notice. If any other business is properly brought before the Special Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation.  A quorum for the Fund at the Special Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total shares entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the Proposals set forth in the Notice are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting after the date set for the original Special Meeting, with no other notice than announcement at the Special Meeting, to permit further solicitation of proxies with respect to the Proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposals within a reasonable time after the date set for the original Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against the Proposals. The costs of any additional solicitation and of any adjourned session will be borne by AGIFM. Any proposals properly before the Special Meeting for which sufficient favorable votes have been received by the time of the Special Meeting will be acted upon and such action will be final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Fund as tellers (the “Tellers”) for the Special Meeting. For purposes of determining the presence of a quorum for the Fund, the Tellers will count the total number of votes cast “for” or “against” approval of the Proposals, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e ., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With respect to the approval of the New Sub-Advisory Agreements, abstentions and broker non-votes will have the effect of a negative vote. Proposals 1 and 2 are contingent upon each other and must both be approved in order for either to take effect.

Reports to Shareholders.  The Fund’s 2011 Annual Report to Shareholders was mailed to shareholders on or about January 29, 2012. Additional copies of the Annual Report and the Fund’s subsequent Semi-Annual Report, if any, may be obtained without charge from the Fund by calling [1-877-819-2224] or by writing to the Fund at c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Shareholders Sharing an Address.  The Fund is permitted to mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call 1-800-591-5310. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact AGIFM in writing at c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, or by telephone at [1-800-331-1710], or contact your financial service firm.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

May [9], 2012

SUB-ADVISORY AGREEMENT

Allianz Funds Multi-Strategy Trust

This Sub-Advisory Agreement is executed as of March 28, 2008 by and between ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC, a Delaware limited liability company (the “Manager”), and RCM CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the “Sub-Adviser”).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST.

(a) Subject always to the direction and oversight of the Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”), a Massachusetts business trust, and the Manager, the Sub-Adviser will, at its expense, either directly or through others selected by it, furnish continuously an investment program for each series of the Trust identified from time to time on Schedule A to this Agreement (each a “Fund” and together “Funds”) and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities or other investments. In the performance of its duties, the Sub-Adviser (1) will comply with the provisions of the Trust’s Agreement and Declaration of Trust and Bylaws, including any amendments or restatements thereto (upon receipt of such amendments or restatements by the Sub-Adviser), and the investment objectives, policies and restrictions of each Fund as set forth in its current Prospectus(es) and Statement of Additional Information (copies of which will be supplied by the Manager to the Sub-Adviser upon filing with the Securities and Exchange Commission (the “SEC”)), (2) will use its best efforts to safeguard and promote the welfare of each Fund and (3) will comply with other policies that the Trustees or the Manager, as the case may be, may from time to time determine as promptly as practicable after such policies have been communicated to the Sub-Adviser in writing. The Sub-Adviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review the investment policies of each Fund and to consult with each other and any other sub-adviser(s) to the Funds regarding the investment affairs of each Fund.

(b) The Sub-Adviser shall be responsible, either directly or through others selected by it, for daily monitoring of the investment activities and portfolio holdings of each Fund’s portfolio in connection with such Fund’s compliance with its investment objectives, policies and restrictions, as set forth in such Fund’s current Prospectus(es) and Statement of Additional Information. The Sub-Adviser shall also cooperate with and provide sufficient information to the Manager to assist the Manager in its monitoring of the investment activities and portfolio holdings of each Fund in connection with the Funds’ overall compliance with the Investment

Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (the“1940 Act”), each Fund’s compliance with the investment objectives, policies and restrictions of such Fund as set forth in its current Prospectus(es) and Statement of Additional Information, and each Fund’s satisfaction of quarterly diversification requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder. Notwithstanding the investment discretion delegated to the Sub-Adviser in paragraph (a) of this Section, the Sub-Adviser shall act on any instructions of the Manager with respect to the investment activities of each Fund to ensure the Funds’ compliance with the foregoing.

(c) The Sub-Adviser, at its expense, either directly or through others selected by it, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds, including verification and oversight of the pricing of the portfolio securities and other instruments comprising each Fund’s portfolio (but excluding determination of net asset value and shareholder accounting services).

(d) In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for each Fund, the Sub-Adviser shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for each Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind such Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Manager hereby agrees with the Sub-Adviser and with any Portfolio Manager (as defined below) selected by the Sub-Adviser as provided in Section l(e)

hereof that any entity or person associated with the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of each Fund that is permitted by Section II(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended from time to time (the“1934 Act”).

(e) Subject to the provisions of the Trust’s Agreement and Declaration of Trust and the 1940 Act, the Sub-Adviser, at its expense, may select and contract with investment advisers (each a “Portfolio Manager”) for one or more of the Funds to provide services required of the Sub-Adviser hereunder, subject to the direction and oversight of the Sub-Adviser. The Sub-Adviser shall retain any Portfolio Manager pursuant to a portfolio management agreement with respect to each such Fund the terms and conditions of which are acceptable to the Manager and the Trust on behalf of the Fund. Any such portfolio management agreement, together with any related written compliance or other operating policies and procedures and/or written understandings between the Sub-Adviser and a Portfolio Manager (“Operating Guidelines”), a copy of each of which (including any amendments) shall be delivered to the Manager, shall set forth the allocation of such services and responsibilities as between the Sub-Adviser and Portfolio Manager, provided that the Sub-Adviser shall be ultimately responsible for providing or procuring such services and carrying out or causing to be carried out such responsibilities in accordance with this Agreement. The Sub-Adviser (and not the Trust or the Manager) will compensate any Portfolio Manager for its services to a Fund. Subject to the provisions of the applicable portfolio management agreement with a Portfolio Manager, the Sub-Adviser may terminate the services of any Portfolio Manager at any time with the prior written consent of the Manager, and shall at such time assume the responsibilities of such Portfolio Manager unless and until a successor Portfolio Manager is selected.

(f) The Sub-Adviser shall not be obligated to pay any expenses of or for the Funds or the Manager not expressly assumed by the Sub-Adviser pursuant to this Section 1.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER.

The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, for the facilities furnished and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee for each Fund, based on the applicable Fund’s average daily net assets, computed and paid monthly at the annual rates set forth on Schedule A attached hereto.

For purposes of this Section 3, “average daily net assets” means the average of all of the determinations of a Fund’s net asset value at the close of business on each business day during each month while this Agreement is in effect. Such fee shall be payable for each month within fifteen (15) business days after the end of such month. If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

In the event that the Sub-Adviser has agreed to a fee waiver arrangement with the Manager on behalf of a Fund, subject to such terms and conditions as the Sub-Adviser and the Manager may set forth in such agreement, the compensation due the Sub-Adviser with respect to such Fund hereunder shall be reduced to the extent required by such fee waiver arrangement.

4.	ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate with respect to a Fund or Funds, without the payment of any penalty, in the event of its assignment with respect to such Fund(s) or in the event that the Investment Management Agreement between the Manager and the Trust shall have terminated with respect to such Fund(s) for any reason; and this Agreement shall not be materially amended as to a Fund unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund (except if such shareholder approval is not required by the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the SEC and/or its Staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Manager, the Sub-Adviser or any Portfolio Manager.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect as to each Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) The Trust may at any time terminate this Agreement as to any Fund by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Sub-Adviser, or

(b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of a Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Fund or of the Manager, the Sub-Adviser or any Portfolio Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement with respect to such Fund, then this Agreement shall automatically terminate with respect to such Fund at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of such Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act, or

(c) Either party hereto may at any time terminate this Agreement as to any Fund by sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the particular Fund. Termination of this Agreement with respect to one Fund does not terminate this Agreement with respect to any other Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Sub-Adviser or any Portfolio Manager shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, (b) the Sub-Adviser or any Portfolio Manager shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Sub-Adviser or any Portfolio Manager or a change in control of any parent of the Sub-Adviser or any Portfolio Manager within the meaning of the 1940 Act, or (d) there is a material adverse change in the business or financial position of the Sub-Adviser or any Portfolio Manager.

7.	CERTAIN DEFINITIONS.

For the purposes of this Agreement, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the SEC and/or its Staff; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, the rules and regulations thereunder and related interpretations of the SEC and/or its Staff; and the term “brokerage and research services” shall have the meaning given in the 1934 Act, the rules and regulations thereunder and related interpretations of the SEC and/or its Staff.

8.	NONLIABILITY OF SUB-ADVISER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser, including its officers, directors, members and partners, shall not be subject to any liability to the Manager, to the Trust, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.	EXERCISE OF VOTING AND OTHER RIGHTS.

Unless otherwise instructed by the Trustees of the Trust or the Manager, the Sub-Adviser shall have the responsibility to exercise or procure the exercise of any voting right attaching to investments of each Fund in accordance with proxy voting policies approved by the applicable Fund. Unless otherwise determined by the Trustees of the Trust or the Manager and notified to the Sub-Adviser, the Manager shall have the responsibility to exercise or procure the exercise of any rights of the Trust with respect to any class action proceedings or other legal action concerning investments of the Funds.

10.	COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC and RCM CAPITAL MANAGEMENT LLC have each caused this instrument to be signed in its behalf by its duly authorized representative, all as of the day and year first written above.

ALLIANZ GLOBAL INVESTORS FUND
MANAGEMENT LLC

By:	/s/ Andrew J. Meyers Name: Andrew J. Meyers Title: Managing Director and Chief Operating Officer

RCM CAPITAL MANAGEMENT LLC

By:	/s/ Robert J. Goldstein Name: Robert J. Goldstein Title: Chief Operating Officer

Sub-Advisory Agreement

AMENDED AND RESTATED PORTFOLIO MANAGEMENT AGREEMENT

Allianz Funds Multi-Strategy Trust

This Amended and Restated Portfolio Management Agreement is executed as of May 31, 2011 by and between RCM CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the “Sub-Adviser”), and ALLIANZ GLOBAL INVESTORS EUROPE GMBH, a Gesellschaft mit beschraenkter Haftung organized under the laws of the Federal Republic of Germany (the “Portfolio Manager”).

WITNESSETH:

WHEREAS, the Sub-Adviser entered into a Portfolio Management Agreement dated March 28, 2008, as subsequently amended, with Allianz Global Investors Advisory GmbH (“AGIA”), a Gesellschaft mit beschraenkter Haftung organized under the laws of the Federal Republic of Germany (the “Prior Portfolio Management Agreement”); and

WHEREAS, pursuant to a statutory merger under the laws of the Federal Republic of Germany that took effect as of May 31,2011, AGIA was merged into the Portfolio Manager, and the Portfolio Manager succeeded to the rights and obligations of AGIA under the Prior Portfolio Management Agreement (the “Restructuring”), which did not result in an “assignment” of the Prior Portfolio Management Agreement as such term is defined in the 1940 Act; and

WHEREAS, the parties hereto desire to amend and restate the Prior Portfolio Management Agreement to reflect the Restructuring.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE PORTFOLIO MANAGER TO THE TRUST.

(a) Subject always to the direction and oversight of the Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”), a Massachusetts business trust, the Sub-Adviser and Allianz Global Investors Fund Management LLC (the “Manager”), the Portfolio Manager, at its expense, will furnish continuously an investment program for each series of the Trust identified from time to time on Schedule A to this Agreement (each a “Fund” and together “Funds”) and will make all related investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities and other investments. In the performance of its duties, the Portfolio Manager (l) will comply with the provisions of the Trust’s Agreement and Declaration of Trust and Bylaws, including any amendments or restatements thereto (upon receipt of such amendments or restatements by the Portfolio Manager), and the investment objectives, policies and restrictions of each Fund as set forth in its current Prospectus(es) and Statement of Additional Information (copies of which will be supplied by the Manager to the Portfolio Manager upon filing with the Securities and Exchange Commission (the “SEC”)), (2) will use its best efforts to safeguard and promote the welfare of each Fund and (3) will comply with other policies that the Trustees, the Sub-Adviser or the Manager, as the case may be, may from time to time determine as promptly as practicable after such policies have been communicated to the Portfolio Manager in writing. The Portfolio Manager and the Sub-Adviser shall each make its officers and employees available to the other, as well as to the Manager, from time to time at reasonable times to review the investment policies of each Fund and to consult with each other, any other sub-adviser(s) to the Funds and the Manager regarding the investment affairs of each Fund.

(b) Subject to the oversight of the Sub-Adviser and such written compliance or other operating policies and procedures and/or written understandings established by the Sub-Adviser and the Portfolio Manager (the “Operating Guidelines”), a copy of each of which (including any amendments) shall be delivered to the Manager, the Portfolio Manager shall be responsible for daily monitoring of the investment activities and portfolio holdings of each Fund’s portfolio in connection with such Fund’s compliance with its investment objectives, policies and restrictions, as set forth in such Fund’s current Prospectus(es) and Statement of Additional Information. The Portfolio Manager shall also cooperate with and provide sufficient information to the Sub-Adviser to assist the Sub-Adviser in its monitoring of the investment activities and portfolio holdings of each Fund in connection with the Fund’s overall compliance with the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (the “1940 Act”), each Fund’s compliance with the investment objectives, policies and restrictions of such Fund as set forth in its current Prospectus(es) and Statement of Additional Information, and each Fund’s satisfaction of quarterly diversification requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder. Notwithstanding the investment discretion delegated to the Portfolio Manager in paragraph (a) of this Section, the Portfolio Manager shall act on any instructions of the Sub-Adviser or the Manager with respect to the investment activities of each Fund to ensure the Funds’ compliance with the foregoing.

It is understood that, pursuant to the Operating Guidelines, the Sub-Adviser may assume primary or other responsibility for services and obligations described in this Agreement.

(c) The Portfolio Manager, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds, including verification and oversight of the pricing of the portfolio securities and other instruments comprising each Fund’s portfolio (but excluding determination of net asset value and shareholder accounting services).

(d) In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for each Fund, the Portfolio Manager shall use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for each Fund the most favorable price and execution available, the Portfolio Manager, bearing in mind such Fund’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine and communicate to the Portfolio Manager (directly or indirectly through the Manager or the Sub-Adviser) in writing, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Portfolio Manager or its affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to such Fund and to other clients of the Portfolio Manager and its affiliates as to which the Portfolio Manager and its affiliates exercise investment discretion. It is agreed that any entity or person associated with the Portfolio Manager or its affiliates that is a member of a national securities exchange is expressly authorized to effect any transaction on such exchange for the account of each Fund that is permitted by Section II(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended from time to time (the “1934 Act”).

(e) The Portfolio Manager shall not be obligated to pay any expenses of or for the Funds, the Manger or the Sub-Adviser not expressly assumed by the Portfolio Manager pursuant to this Section 1.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, member, director, officer or employee of, or be otherwise interested in, the Portfolio Manager, and in any person controlled by or under common control with the Portfolio Manager, and that the Portfolio Manager and any person controlled by or under common control with the Portfolio Manager may have an interest in the Trust. It is also understood that the Portfolio Manager and persons controlled by or under common control with the Portfolio Manager have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE SUB-ADVISER TO THE PORTFOLIO MANAGER.

The Sub-Adviser will pay the Portfolio Manager as compensation for the Portfolio Manager’s services rendered, for the facilities furnished and for the expenses borne by the Portfolio Manager pursuant to Section 1, a fee for each Fund, based on the applicable Fund’s average daily net assets, computed and paid monthly at the annual rates set forth on Schedule A attached hereto.

For purposes of this Section 3, “average daily net assets” means the average of all of the determinations of a Fund’s net asset value at the close of business on each business day during each month while this Agreement is in effect. Such fee shall be payable for each month within fifteen (15) business days after the end of such month. If the Portfolio Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

In the event that the Portfolio Manager has agreed to a fee waiver arrangement with the Sub-Adviser on behalf of a Fund, subject to such terms and conditions as the Sub-Adviser and the Portfolio Manager may set forth in such agreement, the compensation due the Portfolio Manager with respect to such Fund hereunder shall be reduced to the extent required by such fee waiver arrangement.

4.	ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate with respect to a Fund or Funds, without the payment of any penalty, in the event of its assignment with respect to such Fund(s), or in the event that the Investment Management Agreement between the Manager and the Trust shall have terminated with respect to such Fund(s) for any reason, or in the event the Sub-Advisory Agreement between the Manager and the Sub-Adviser shall have terminated with respect to such Fund(s) for any reason; and this Agreement shall not be materially amended as to a Fund unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund (except if such shareholder approval is not required by the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the SEC and/or its Staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Fund or of the Manager, the Sub-Adviser or the Portfolio Manager.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect as to each Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) The Trust may at any time terminate this Agreement as to any Fund by written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser, the Portfolio Manager and the Manager, or

(b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of a Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Fund or of the Sub-Adviser or of the Portfolio Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement with respect to such Fund, then this Agreement shall automatically terminate with respect to such Fund at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of such Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Portfolio Manager may continue to serve hereunder in a manner consistent with the 1940 Act, or

(c) The Sub-Adviser may at any time terminate this Agreement as to any Fund by 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Portfolio Manager and the Manager, and the Portfolio Manager may at any time terminate this Agreement as to any Fund by 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser and the Manager.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of the Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the particular Fund. Termination of this Agreement with respect to one Fund does not terminate this Agreement with respect to any other Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN INFORMATION.

The Portfolio Manager shall promptly notify the Sub-Adviser and the Manager in writing of the occurrence of any of the following events: (a) the Portfolio Manager shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, (b) the Portfolio Manager shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Portfolio Manager or any parent of the Portfolio Manager within the meaning of the 1940 Act, or (d) there is a material adverse change in the business or financial position of the Portfolio Manager.

7.	CERTAIN DEFINITIONS.

For the purposes of this Agreement, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of such Fund, as the case may be, entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the SEC and/or its Staff; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, the rules and regulations thereunder and related interpretations of the “SEC” and/or its Staff; and the term “brokerage and research services” shall have the meaning given in the 1934 Act, the rules and regulations thereunder and related interpretations of the SEC and/or its Staff.

8.	NONLIABILITY OF PORTFOLIO MANAGER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager, including its officers, directors, members and partners, shall not be subject to any liability to the Sub-Adviser, to the Manager, to the Trust, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.	EXERCISE OF VOTING AND OTHER RIGHTS.

Except with the agreement (which may be evidenced by resolution) or on the specific instructions of the Trustees of the Trust, the Sub-Adviser or the Manager, the Portfolio Manager shall not exercise or procure the exercise of any voting right attaching to investments of the Trust or any Fund, and shall not exercise or procure the exercise of any rights of the Trust with respect to any class action proceedings or other legal action concerning investments of the Funds.

10.	COUNTERPARTS.

This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, RCM CAPITAL MANAGEMENT LLC and ALLIANZ GLOBAL INVESTORS EUROPE GMBH have each caused this instrument to be signed on its behalf by its duly authorized representative, all as of the day and year first written above.

RCM CAPITAL MANAGEMENT LLC By: /s/ Udo Frank Name: Udo Frank Title: Head of Office	ALLIANZ GLOBAL INVESTORS EUROPE GMBH By: /s/ Carol R. Berg Name: Carol R. Berg Title: General Counsel, Director, Relationship Management

Accepted and agreed to as of the
day and year first written above:

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By: /s/ Brian S. Shissel Name: Brian S. Shissel Title: Managing Director

Portfolio Management Agreement

Proxy Card
ALLIANZ FUNDS MULTI-STRATEGY TRUST
PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
SHAREHOLDERS OF ALLIANZ AGIC INTERNATIONAL GROWTH OPPORTUNITIES FUND
TO BE HELD ON JULY 11, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of shares of beneficial interest of Allianz AGIC International Growth Opportunities Fund (the “Fund”), a series of Allianz Funds Multi-Strategy Trust, a Massachusetts business trust (the “Trust”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at [9:30 a.m.], Eastern Time, July 11, 2012 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway(between West 50th and West 51st Streets), 42nd Floor, New York, New York 10019, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING THE APPROVAL OF RCM AS THE NEW SUB-ADVISER TO THE FUND AND AGI EUROPE AS THE PORTFOLIO MANAGER TO THE FUND AND THE APPROVAL OF THE TERMS OF THE NEW SUB-ADVISORY AGREEMENTS DESCRIBED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSALS.

Shareholder signature	Date

Joint Owner signature (if any)	Date

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, the signature should be that of an authorized officer who should state his or her title.

ALLIANZ AGIC INTERNATIONAL GROWTH OPPORTUNITIES FUND
Please fill in box(es) as shown using black or blue ink mark or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.
The Board of Trustees recommends a vote “FOR” the approval of RCM as the new sub-adviser to the Fund and the terms of the Sub-Advisory Agreement and a vote “FOR” the approval of AGI Europe as the portfolio manager of the Fund and the terms of the Portfolio Management Agreement. Proposals 1 and 2 are contingent upon each other and must both be approved in order for either to take effect.
1.	Approval of RCM Capital Management LLC as the new sub-adviser to the Fund and the terms of a Sub-Advisory Agreement relating to the Fund between Allianz Global Investors Fund Management LLC and RCM Capital Management LLC.

FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	Approval of Allianz Global Investors Europe GmbH as the portfolio manager to the Fund and the terms of a Portfolio Management Agreement relating to the Fund between RCM Capital Management LLC and Allianz Global Investors Europe GmbH.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To vote and otherwise represent the undersigned on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THREE SIMPLE METHODS TO VOTE YOUR PROXY:

Internet:	Log on to www.proxyonline.us and follow the on-line directions.

Touchtone Phone:	Call toll-free (800) 591-6310 and follow the automated instructions.

Mail:	Simply vote, date and sign on the reverse side of this proxy card and return in the postage paid envelope provided.